ImmuCell®

Nasdaq: ICCC

Introduction to ImmuCell

Investor Presentation
April 13, 2026



Safe Harbor Statement

This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts and will often include words such as "expects", "may", "anticipates", "aims", "intends", "would", "could", "should", "will", "plans", "believes", "estimates", "targets", "projects", "forecasts", "seeks" and similar words and expressions. Such statements include, but are not limited to, any forward-looking statements relating to: our plans, goals and strategies for our business; future demand for our products, including growth in acceptance of the First Defense® product line; estimates about the U.S. and foreign market size addressable by our products; future calf prices and milk prices; future market share and revenue generated by our products; the robustness of our manufacturing processes to meet future demand; estimates about our future production capacity, efficiency and yield; the anticipated costs of, or time to complete, expansions of our manufacturing facilities and the adequacy of our funds available for these expansion projects; future regulatory requirements relating to our products and our ability to obtain regulatory approvals; future product development work and commercialization of our products; product efficacy as shown in future studies or reviews; the future consequences and effectiveness of our investments in our business; projections of future financial or operational performance; and any other statements that are not historical facts. These statements are intended to provide management's current expectation of future events as of the date of this presentation, are based on management's estimates, projections, beliefs and assumptions as of the date hereof; and are not guarantees of future performance. Such statements involve known and unknown risks and uncertainties that may cause the Company's actual results, financial or operational performance or achievements to be materially different from those expressed or implied by these forward-looking statements, including, but not limited to, those risks and uncertainties relating to: competition within our anticipated product markets, customer acceptance of our new and existing products, product performance and pricing, commercial and operational risks relating to our current and planned expansion of production capacity, and other risks and uncertainties detailed from time to time in filings we make with the Securities and Exchange Commission (SEC), including our Quarterly Reports on Form 10-Q, our Annual Reports on Form 10-K and our Current Reports on Form 8-K. In addition, there can be no assurance that future risks, uncertainties or developments affecting us will be those that we anticipate. We undertake no obligation to update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Business Description

ImmuCell's First Defense® products have a unique value proposition

- ImmuCell is an **animal health biologics company** serving the dairy and beef industries

- ImmuCell is the only animal health company with the ability to **concentrate, purify and quantify specific colostrum antibodies against *E. coli*, coronavirus, and rotavirus** on a commercial scale

- These antibodies are the **best protection against scours for newborn calves** and maximize the future productive capabilities of dairy and beef calves

- First Defense® is a **USDA-licensed franchise of scours prevention products** and is a stable revenue and profit growth driver


17645


TRI-SHIELD

ImmuCell achieved 15-year record of double-digit growth in calf health

ImmuCell Product Sales 2010 – 2025
Million $


13.1% CAGR
4.4
5.1
5.4
6.0
7.6
10.2
9.5
10.4
11.0
13.7
15.3
19.2
18.6
17.5
26.5
27.6
2010
2015
2020
2025

Source: Company annual reports

- Founded in 1982 in Portland, Maine
- IPO in 1987
- Focused on calf health: First Defense® approved by USDA in 1991
- 73 employees
- 88% domestic and 12% international sales in 2025

Newborn calf values are driving demand for calf health solutions

U.S. Newborn Calf Prices Per Year
$/head



$1,725
$1,385
4 – 7x increase
since 2024
$420
$204
2021
2022
2023
2024
2025
2026
Holstein Bull Calves
Beef/Dairy Cross Calves

Source: Oberholtzer Auctions Market Report
https://www.oberholtzerauctions.com/market-reports-list

A record-high share of dairies' revenue is now from calf-sales (2.3% vs. 0.5%)



$1,400
Beef-on-Dairy Calves
Calf and cull checks add $3+/cwt, keeping many farms in the black.

Source: TheBullvine.com

Increasing value of calves has raised interest in calf health

Scours is a significant problem affecting calves

One of the **most prevalent diseases in neonatal calves** worldwide and accounts for 30-40% of pre-weaning mortality in many production systems[1]

Economic impact of scours includes treatment cost, labor burden, lost growth, delayed development, antimicrobial use and long-term productivity losses[2,3]

Scours impacts ~5 million U.S. calves annually and represents an estimated **$800M–$1B economic burden** for U.S. industry[4]

Prevention remains a high-priority unmet need across global cattle markets, despite improvements in colostrum management, hygiene, and vaccination



Prevalence of Disease
in Pre-Weaning Calves (%, U.S.)5
Scours
14.5%
Respiratory
16.1%
Navel/Joint
5.0%



Causes of Death
in Pre-Weaning Calves (%, U.S.)6
Scours
39.0%
Respiratory
29.0%
Unknown
18.0%

1. Astiz et al., Encyclopedia of Livestock Medicine (2025)
2. International Animal Health Journal (2023) – Performance Impact of Neonatal Diarrhea
3. Merck Veterinary Manual – Neonatal Calf Diarrhea
4. 33M calves x 15% incidence x ~$100/case treatment/performance + ~2% mortality x ~$600/calf = $800M-$1B / year
5. Neupane et al., Journal of Dairy Science, 2025. U.S. calf records (2013–2024).
6. USDA NAHMS Dairy 2014 Study (published 2021).

Scours disrupts early development and reduces lifetime productivity

Damage to intestinal lining: Pathogens create an infection that destroys intestinal epithelial cells reducing the calf's ability to absorb nutrients, water, and electrolytes.

Gut microbiome disruption: Undigested nutrients remain in the gut increasing osmotic pressure and pulling more water away from vital organs into the intestine and reducing populations of beneficial microbes.

Energy deficit: Reduced nutrient utilization and immune system over-stimulation drains energy from productive functions like temperature regulation and growth.

Compromised immune system: Gut damage, dehydration, and inflammatory signaling through the gut–microbiota–immune axis disrupts other organs, increasing calves' susceptibility to secondary infections.

Lifetime productivity is reduced: Calves that survive have lower growth rates and stunted mammary gland development limiting milk production by 700 lbs[1], approximately $150 of lost milk revenue per lactation.

1. Abuelo, A., Havrlant, P., Wood, N., & Hernandez-Jover, M. (2021). Association between preweaning disease and first-lactation performance in dairy cows. *Journal of Dairy Science*, 104(3), 3342–3350.

1.5% decline of calves in 2025 offset by 10.4% higher use of scours biologics

Calves Benefiting From Scours Preventatives in U.S.[1]
Number of animals (in millions)



35.1
34.5
33.5
33.4
-1.5%
32.9
21.3
20.8
20.4
20.0
18.1
13.8
13.7
13.1
13.4
+10.4%
14.8
2021
2022
2023
2024
2025

Total Calves
-2.2M since 2021

Unprotected calves
-3.2M since 2021

Calves using scours preventatives[1]
+1M since 2021

1. Includes calves protected via dam vaccines (vaccines administered to mother cows)
Source: Company analysis

U.S. scours market grew 14% in 2025; a $200M Total Addressable Market

Estimated Total Spend on Scours Preventatives in U.S.
Million $


93
82
75
76
71
14% growth in 2025
~7% five-year CAGR
2021
2022
2023
2024
2025

Source: Company analysis, based on share of category spend

In 2025, 55% of calves were untreated, creating an estimated ~$200M Total Addressable Market in U.S.

$1.4B global Total Addressable Market from 20 markets


$1.4 billion global TAM

Source: Company estimates

- ~$200 million U.S. TAM based on 33 million calves
- **Scours is a global concern**
- More than 400 million calves in 20 selected international markets
- Assuming 50% spend per calf in international markets compared to U.S., global TAM is $1.4 Billion

First Defense® hyperimmunizes cows to deliver antibodies to calves



First Defense®

Manufacture vaccines | Hyperimmunize cows | Collect colostrum | Harvest antibodies | Deliver antibodies to calves

USDA United States Department of Agriculture

CFIA Canadian Food Inspection Agency

OMRI LISTED For Organic Use

First Defense® provides Immediate Immunity™

No production environment is sterile bovine coronavirus, rotavirus, *E. coli* and other bacteria and viruses are present despite excellent management practices

Calves are the highest risk animals on the farm, born immuno-incompetent with incomplete defenses, exposed to pathogens at birth when they are most stressed and vulnerable

First Defense® delivers consistent, USDA-verified, specific active antibodies to protect calves, using a proprietary process of hyper-immunizing cows and collecting antibodies from cows' colostrum

First Defense®'s colostrum-derived solutions also provide other benefits, i.e. growth factors, colostral fat, oligosaccharides, lactoferrin, and cytokines

Immediate Immunity™

- Reduced mortality
- Reduced severity and duration of illness
- Reduced pathogen shedding
- Faster gut barrier development
- Enhanced intestinal healing
- Improved nutrient absorption
- Easy administration
- Consistent individual-level protection

Addressing scours with First Defense® yields high return on investment

Results from Using First Defense®

CHALLENGE TRIALS SHOWED:

In a **Coronavirus Challenge**

100% SURVIVAL RATE[1]

and treatment reduced by **76%**[1]

In an ***E. coli* Challenge**

90% SURVIVAL RATE[1]

and treatment reduced by **65%**[1]

In a **Rotavirus Challenge** with **Calves Receiving Tri-Shield + Colostrum**

93% PROTECTION AGAINST SEVERE DIARRHEA[2]

+

1.8 DAY REDUCTION IN DURATION OF SCOURS[2]

REDUCED PATHOGEN SHEDDING: the way rotavirus is spread from calf to calf

[1] Combs, K. Bringe, A. Lopez, J. Crabb, J. Ruch, F. "Protection of Neonatal Calves Against K99-E. coli and Coronavirus Using a Colostrum-Derived Immunoglobulin Preparation." Agri-Practice. May 1993.

[2] Bristol, L. Duhamel, G. Zinckgraf, J. Crabb, J. Nydam, D. "Passive Antibodies Derived from Virus-Like Particles for Reduction of Rotavirus Diarrhea." Journal of Dairy Science. August 2021.

We had lots of issues with our calves before Tri-Shield®.

Lab results confirmed we were dealing with all three pathogens, *E. coli*, coronavirus, and rotavirus.

Since we started Tri-Shield®, the calves have been doing much better. **I haven't lost a calf to scours in the past 9 months.**

- Alyssa Fischer, Darian Acres in Rio, WI

First Defense® serves three customer segments

Dairies



- Calves are raised on the same farm that produces the milk
- Separated from the dam after birth to reduce injury and pathogen exposure
- Housed in hutches or calf barns and fed milk or milk replacer
- Management focuses on preparing replacement heifers for the milking herd

9M U.S. dairy cows
24,000 U.S. dairy farms
2,000 farms have >1,000 cows

Cow-calf Operations



- Calves remain with the dam
- The dam provides milk until weaning
- Calves are usually sold after weaning into stocker or feedlot systems
- Management focuses on pasture utilization, cow fertility, and calf survival

29M U.S. beef cows
600,000 U.S. beef farms
Average herd size = 50 cows

Calf Ranches



- Specialized facilities that raise calves for multiple dairies or within vertically integrated beef systems
- Calves are transported to centralized locations designed for large-scale calf management
- Management focuses on standardized protocols and efficient scalable systems

1 in 10 heifers are custom raised[1]
~5M beef-on-dairy calves (often steers)
~100 calf ranches in the U.S.[2]

1. USDA-NAHMS, 2007
2. Dun & Bradstreet, 2026

First Defense® portfolio addresses key segment needs

TRI-SHIELD® First Defense®	DUAL-FORCE® First Defense®	First Defense Technology
E C R *E. coli K99, Coronavirus, and Rotavirus*	E C *E. coli K99, Coronavirus*	Made from colostrum with First Defense Technology®
Gel tube	Gel tube and Bolus	Powder for addition to milk, water or electrolyte solution
Dairies, cow-calf operations (beef) and farms sending calves to calf ranches (dairy-beef crosses)	Price sensitive operations that do not perceive they have a rotavirus challenge, or that prefer boluses	Large operations that prefer bulk mixes to individual dosing
$15.00 per dose[1]	$8.00 per dose (bolus) $10.50 per dose (gel tube)[1]	$6.50 per dose[1]

(1) Average end-customer pricing from distribution

First Defense® is gaining share in a competitive market

ImmuCell Share of Animals Treated
2017-2025


10%
13%
15%
ImmuCell
2017
2021
2025

ImmuCell Share of Category Spend
2021-2025


24%
26%
25%
28%
29%
2021
2022
2023
2024
2025

Source: Animal health market data provider

First Defense® market share is based on superior performance

Neutralizing Antibodies
Comparison with Market Leading Competitor



5.6x
3.3x
5.3x
E. coli
Coronavirus
Rotavirus
Competitor
ImmuCell

Source: 2025 Smart Calf Conference (M. Wustenberg, DVM, J. Zinckgraf PhD)

- Vaccines train the immune system to recognize antigens and produce antibodies, limited by efficacy of the vaccine, variable immune response, and a **newborn calf's lack of functioning immune system**
- First Defense® provides Immediate Immunity™ by delivering **targeted neutralizing antibodies** to protect calves during the critical window after birth as their immune systems develop
- ImmuCell's First Defense® also uses hyperimmunized colostrum that delivers **>2X the bioactive content of regular colostrum**, providing additional benefits

ImmuCell has a strong competitive position

- Superior **product performance**, based on using proprietary vaccination and milk-protein purification technologies
- Strongest **colostrum supplier network** measured by retention, growth and satisfaction
- Proprietary hyperimmunization protocols and colostrum processing expertise based on unique in-house capabilities and **30 years' experience**
- Increasing **customer install base** with significant word of mouth and high customer satisfaction (Source: Hoard's Dairyman Study, 2025)

ImmuCell Customer Accounts

Per Quarter, 2023 – 2025



Average quarterly accounts per year
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
2023
2024
2025

Definition: Unique customer accounts purchasing ICCC products from distributors

Source: FOCUS Technologies, an AgData company

ImmuCell aims to be global leader in calf scours prevention and treatment

Growth Strategy

- **Increase outreach to U.S. operations**, leveraging awareness and 30 years' commercial experience
  - Increase number of sales territories
  - Add inside sales and technical support in 2027
- Add **international commercial capabilities** to grow in large new markets
  - Focus on large markets with short regulatory timelines
  - Leverage local distributors
- **Expand menu** of First Defense® offering through modest, targeted innovation investments
  - Launch new formats and applications
  - Protect against additional pathogens

Calves and Conversion Opportunities

Selected U.S. Territories


Adding FTE
U.S. Sales Territories
Calves in territory
Conversion Opportunity

ImmuCell has the manufacturing capacity to support growth



Manufacturing Units Of First Defense® Per Year
Millions
First Defense®
3.6
3.3
3.0
4.1
4.6
5 - 6
2021
2022
2023
2024
2025
Capacity Estimate

Note: Manufacturing units do not translate into doses, because not all First Defense® products use the same number of units per dose. This measure also excludes certain products.
Source: Company

Capacity improvement

End-to-end process review identified opportunities

- Increase vaccine potency
- Equipment upgrades
- Eliminate waste
- Optimal colostrum use
- Labor productivity
- Equipment utilization

Planning for liquid processing expansion leveraging former Re-Tain® assets is underway

Financial Overview

ImmuCell's financial performance recovering from backorders in 2023-24

OPERATING STATEMENT Annual, in millions	2025	2024	2023	2022	2021
Product Sales	$27.64	$26.49	$17.47	$18.57	$19.24
YTY Growth	4.3%	51.6%	(5.9%)	(3.5%)	25.4%
Gross Profit	11.45	7.94	3.87	7.65	8.66
Gross Margin	41.4%	30.0%	22.1%	41.2%	45.0%
Operating Expenses	9.80	9.58	9.62	9.95	8.40
Net Operating Income (Loss)	1.65	(1.64)	(5.75)	(2.30)	0.26
Operating Margin	6.0%	(6.2%)	(32.9%)	(12.4%)	1.3%
Interest, Tax, Other	2.69	0.52	0.02	0.19	0.34
Net (Loss) Income	(1.04)	(2.16)	(5.77)	(2.49)	(0.08)
Net (Loss) Income %	(3.8%)	(8.1%)	(33.1%)	(13.4%)	(0.4%)
EBITDA[1]	2.19	1.11	(2.58)	0.35	2.71
Free Cash Flow	$1.22	$(0.11)	$(6.57)	$(5.52)	$(1.65)

2023-24 backorders addressed between Q4 2024 and Q2 2025, impacting YoY comparisons, for example ~4.3% growth

One-time inventory write-off in 2025 equals ~2.4% of Product Sales

Lower Operating Expenses in 2024-2025 due to constraints on commercial and innovation activities

Positive Free Cash Flow in 2025 driven by improved Gross Margins

~$2.7M non-cash impairment of Re-Tain® assets in 2025

1. EBITDA = Loss/Income before income taxes; add back interest expense (excluding debt issuance and debt discount costs), depreciation and amortization (including debt issuance and debt discount costs).

Gross Margin momentum is driving quarterly performance improvement

OPERATING STATEMENT Quarterly, in millions	2025 Q4	2025 Q3	2025 Q2	2025 Q1	2024 Q4	2024 Q3	2024 Q2	2024 Q1
Product Sales	**$7.63**	**$5.51**	**$6.44**	**$8.07**	**$7.75**	**$6.01**	**$5.47**	**$7.26**
YTY Growth	(1.6%)	(8.4%)	17.8%	11.2%	52.1%	11.4%	54.9%	110.6%
Gross Profit	2.91[1]	2.36	2.82	3.35	2.83	1.58	1.23	2.30
Gross Margin	**38.2%[1]**	**42.9%**	**43.7%**	**41.6%**	**36.5%**	**26.3%**	**22.5%**	**31.6%**
Operating Expense	2.97	2.34	2.25	2.24	2.21	2.16	2.62	2.60
Net Operating (Loss) Income	(0.06)	0.02	0.57	1.12	0.62	(0.57)	(1.39)	(0.30)
Operating Margin	(0.8%)	0.4%	8.8%	13.9%	8.0%	(9.6%)	(25.3%)	(4.1%)
Net (Loss) Income	**(2.85)[2]**	**(0.14)**	**0.50**	**1.45**	**0.51**	**(0.70)**	**(1.53)**	**(0.44)**
Net (Loss) Income %	(37.4%)[2]	(2.5%)	7.8%	17.9%	6.6%	(11.7%)	(28.0%)	(6.0%)
EBITDA[3]	(2.03)	0.68	1.30	2.25	1.33	0.12	(0.72)	0.38
Free Cash Flow	$0.31	$(1.78)	$1.45	$1.24	$(0.20)	$(0.73)	$0.47	$0.35

(1) ~$0.7M impairment write-down of inventory in Q4 2025 (= 8.5% GM)

(2) ~$2.7M non-cash impairment of Re-Tain® assets in Q4 2025

3. EBITDA = Loss/Income before income taxes; add back interest expense (excluding debt issuance and debt discount costs), depreciation and amortization (including debt issuance and debt discount costs).

Recovery from multi-year short supply results in improved balance sheet

BALANCE SHEET As of December 31, in millions	2025	2024	2023	2022	2021	
Assets						
Cash	$3.8	$3.8	$1.0	$5.8	$10.2	Stable cash flow in 2025
Accounts Receivable	3.4	3.8	2.2	1.8	2.7	
Inventory	9.3	7.1	7.8	6.0	3.1	Capacity constraints and contamination events in 2021-2024 affected inventory levels. Finished goods normalized in 2025
Raw	1.7	1.4	1.6	2.4	1.0	
WIP	5.7	5.7	5.8	3.5	1.9	
Finished	1.9	0.0	0.4	0.1	0.2	
Prepaid expenses	0.5	0.4	0.5	0.4	0.3	
Fixed Assets, Other	25.6	30.1	32.3	30.9	28.2	~$2.7M non-cash impairment for Re-Tain® assets in Q4 2025
Total Assets	**42.5**	**45.1**	**43.8**	**44.9**	**44.5**	
Liabilities & Shareholders' Equity						
Accounts Payable, Accrued Exp.	2.3	2.5	2.1	2.0	1.6	
Other current liabilities	1.7	1.9	2.1	1.1	0.9	
Debt and Operating Leases	11.5	13.2	14.6	11.4	9.4	~$2.3M debt refinanced in 2025 at ~0.8% lower interest rates
Total Liabilities	**15.5**	**17.6**	**18.8**	**14.5**	**11.9**	
Shareholders' Equity	**$27.1**	**$27.5**	**$25.0**	**$30.4**	**$32.6**	

ImmuCell has returned to positive cash flow from operations in 2025

CASH FLOW STATEMENT Annual, in millions	2025	2024	2023	2022	2021	
Operating Activities	$2.5	$0.4	$(4.7)	$(1.5)	$1.0	Restored cash generation in late 2024
Investing Activities	(1.2)	(0.5)	(1.9)	(4.0)	(1.6)	
Financing Activities	(1.2)	2.9	1.8	1.1	3.9	
Debt	(1.5)	(1.5)	1.8	1.1	(0.4)	Principal payments 2024 and 2025
Equity	0.3	4.4	0.0	0.0	4.2	Significant ATM activity in 2024
Net Increase (Decrease) in Cash	0.0	2.8	(4.8)	(4.4)	3.2	
Beginning Cash	3.8	1.0	5.8	10.2	6.9	
Ending Cash	**$3.8**	**$3.8**	**$1.0**	**$5.8**	**$10.2**	

ImmuCell is in a strong liquidity position, poised for growth

SELECTED METRICS Annual, in millions	2025	2024	2023	2022	2021
Cash	$3.8	$3.8	$1.0	$5.8	$10.2
Debt & Lease	13.2	15.1	16.7	12.5	10.3
Net Debt & Lease	9.4	11.3	15.7	6.7	0.0
EBITDA[1]	$2.2	$1.1	$(2.6)	$0.3	$2.7
Net Debt & Lease/EBITDA[1] Ratio	4.28	10.22	(6.10)	19.11	0.03
Current Ratio	4.26	3.41	2.73	4.56	6.42
Operating Cash Flow Ratio	0.62	0.08	(1.11)	(0.50)	0.38
Interest Coverage Ratio	3.76	(3.12)	(12.69)	(6.74)	0.84

Cashflows funded inventory build and debt payments in 2025

Debt incurred for Re-Tain® investments and to manage through backorder

1. EBITDA = Loss/Income before income taxes; add back interest expense (excluding debt issuance and debt discount costs), depreciation and amortization (including debt issuance and debt discount costs).

Summary

Summary: ImmuCell is poised for growth

ImmuCell is gaining share in a large, growing market with significant runway for growth, based on First Defense® competitive advantages	2025 U.S. spend on calf scours was more than **$90 million for 15 million calves, growing 14%** driven by the increase of calf values The Total Addressable Market for scours prevention is estimated to be **$200 million in the U.S. and $1.4 billion worldwide** **First Defense® gained 5% share since 2021** due to its differentiated solution that delivers 3.3x - 5.6x more antibodies plus the additional benefits of colostrum
ImmuCell's free cash flow is increasing due to higher volumes and improved manufacturing efficiency	ImmuCell has **capacity to deliver 5-6M units**, up from 4.6M units in 2025, and is planning further expansion in 2026-2027 Increased demand has driven **expansion of gross margins from 22.1% in 2023 to 41.4% in 2025** with further yield improvements planned
Value creation strategy is focused on volume growth	ImmuCell's growth strategy will focus on **increasing outreach** in the U.S. and select international markets, **innovating**, and **expanding capacity** ahead of demand ImmuCell's **cashflows are healthy** again after a challenging backorder situation

New management team in place to accelerate profit growth



Olivier te Boekhorst
President and CEO

Joined ImmuCell in November 2025.

Previously, Operating Partner at ARCHIMED private equity, Chairman & CEO of SeqCenter, and Corporate Officer at IDEXX Laboratories, responsible for Livestock, Food Safety, Water Testing, Medical Diagnostics, and Latin America Companion Animal; and project leader at The Boston Consulting Group.

Graduate of Bard College and Cornell University (MBA)



Tim Fiori
Chief Financial Officer

Joined ImmuCell in April 2025.

Previously, held financial and commercial operations leadership positions with IDEXX Laboratories for 24 years, responsible for Livestock, Food Safety, Water Testing, Medical Diagnostics, and Latin America Companion Animal.

Graduate with honors from the University of Maine, Orono (BS, Finance)



Bobbi Brockmann
Senior Vice President, Sales and Marketing

Joined ImmuCell in January 2010.

Promoted to VP Sales & Marketing in 2015 and Senior VP in 2026.

Previously, Director of Sales with APC, and held commercial roles at W&G Marketing, Council for Agricultural Science and Technology, and the Meyocks Group Advertising

Graduate of Iowa State University

Questions?

Olivier te Boekhorst, President and CEO
Timothy Fiori, CFO
investor.relations@immucell.com
+1 207 878-2770

Joe Diaz, Lytham Partners, LLC
iccc@lythampartners.com
+1 602 889-9700